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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

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                                       FORM 8-K
                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 16,  1997
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                           PEC Israel Economic Corporation
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                  (Exact Name of Registrant as Specified in Charter)


    Maine                          2-1271                  13-1143528
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(State or Other Jurisdiction      (Commission         (IRS Employer
     of Incorporation)             File Number)       Identification No.)


   511 Fifth Avenue, New York, New York                      10017
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code (212) 687-2400
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            (Former Name or Former Address, if Changed Since Last Report)





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Item 4.  Changes in Registrant's Certifying Accountant.

         Arthur Andersen LLP and Haft & Gluckman LLP were the Company's auditors for 1996 and 1995. On April 16, 1997, the Executive Committee of the Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, selected Price Waterhouse LLP and Haft & Gluckman to be the Company's auditors for 1997. The report of the Company's auditors on the Company's financial statements for 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During and with respect to the past two fiscal years, the Company and Arthur Andersen LLP did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

                                       EXHIBITS

         Letter dated April 16, 1997 addressed to the Securities and Exchange Commission from Arthur Andersen LLP which states that Arthur Andersen LLP agrees with the statements made by PEC Israel Economic Corporation in Item 4 of this Current Report on Form 8-K.


                                       SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PEC Israel Economic Corporation
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                                  (Registrant)


                               By:  /s/ FRANK J. KLEIN
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Date: April 21, 1997              Frank J. Klein,
                                  President

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